EXHIBIT 99.1


                             WELLS FARGO BANK, N.A.,
              as RMBS Master Servicer and Securities Administrator,


                      AMERICAN HOME MORTGAGE TRUST 2005-1,
                                    as Issuer


                                       and


                      DEUTSCHE BANK NATIONAL TRUST COMPANY,
                              as Indenture Trustee
                           MASTER SERVICING AGREEMENT

                           Dated as of March 23, 2005


                                 Mortgage Loans

                 American Home Mortgage Investment Trust 2005-1

                                TABLE OF CONTENTS

                                                                                                        PAGE
                                                                                                        ----
                                    ARTICLE I
                                   Definitions
Section 1.01   Definitions.................................................................................6
Section 1.02   Other Definitional Provisions...............................................................6
Section 1.03   Interest Calculations.......................................................................7

                                   ARTICLE II
                         Representations and Warranties

Section 2.01   Representations and Warranties Regarding the RMBS Master Servicer...........................8
Section 2.02   Existence...................................................................................9

                                   ARTICLE III
                 Administration and Servicing of Mortgage Loans

Section 3.01   RMBS Master Servicer to Assure Servicing...................................................10
Section 3.02   Monitoring of RMBS Servicer................................................................12
Section 3.03   Fidelity Bond..............................................................................13
Section 3.04   Liability of the RMBS Master Servicer......................................................13
Section 3.05   Assumption or Termination of Subservicing Agreements by Indenture Trustee..................13
Section 3.06   Collection of Mortgage Loan Payments.......................................................14
Section 3.07   Withdrawals from the Securities Administrator Collection Account...........................16
Section 3.08   Reserved...................................................................................18
Section 3.09   Access to Certain Documentation and Information Regarding the Mortgage Loans...............18
Section 3.10   Reserved...................................................................................19
Section 3.11   Reserved...................................................................................19
Section 3.12   Reserved...................................................................................19
Section 3.13   Reserved...................................................................................19
Section 3.14   Reserved...................................................................................19
Section 3.15   Master Servicing Compensation..............................................................19
Section 3.16   Annual Officer's Certificate as to Compliance..............................................19
Section 3.17   Annual Independent Public Accountant's Servicing Report....................................20

                                   ARTICLE IV
                   ADVANCES; COMPENSATING INTEREST; REPORTING

Section 4.01   Reserved...................................................................................21
Section 4.02   Reserved...................................................................................21
Section 4.03   Reserved...................................................................................21

Section 4.04   Advances...................................................................................21
Section 4.05   Compensating Interest Payments.............................................................21
Section 4.06   Exchange Act Reporting.....................................................................21

                                    ARTICLE V
                            The RMBS Master Servicer

Section 5.01   Liability of the RMBS Master Servicer......................................................24
Section 5.02   Merger or Consolidation of or Assumption of the Obligations of the RMBS Master Servicer....24
Section 5.03   Limitation on Liability of the RMBS Master Servicer and Others.............................24
Section 5.04   RMBS Master Servicer Not to Resign.........................................................25
Section 5.05   Delegation of Duties.......................................................................25
Section 5.06   Indemnification............................................................................26

                                   ARTICLE VI
                                     Default

Section 6.01   Servicing Default..........................................................................26
Section 6.02   Indenture Trustee to Act; Appointment of Successor.........................................29
Section 6.03   Notification to Noteholders................................................................30
Section 6.04   Waiver of Defaults.........................................................................30

                                   ARTICLE VII
                            Miscellaneous Provisions

Section 7.01   Amendment..................................................................................31
Section 7.02   GOVERNING LAW..............................................................................31
Section 7.03   Notices....................................................................................31
Section 7.04   Severability of Provisions.................................................................32
Section 7.05   Third-Party Beneficiaries..................................................................32
Section 7.06   Counterparts...............................................................................33
Section 7.07   Effect of Headings and Table of Contents...................................................33
Section 7.08   Termination................................................................................33
Section 7.09   No Petition................................................................................33
Section 7.10   No Recourse................................................................................33
Section 7.11   Consent to Jurisdiction....................................................................33

EXHIBIT A - RMBS MORTGAGE LOAN SCHEDULE......................................A-1

EXHIBIT B - FORM OF REQUEST FOR RELEASE......................................B-1

EXHIBIT C-1 - RESERVED.......................................................C-1

EXHIBIT C-2 - FORM OF FORM CERTIFICATION TO BE PROVIDED BY
            THE SECURITIES ADMINISTRATOR WITH FORM 10-K......................C-2

         This Master Servicing Agreement, dated as of March 23, 2005, among Wells Fargo Bank, N.A., as RMBS Master Servicer (the "RMBS Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator"), American Home Mortgage Investment Trust 2005-1, as Issuer (the "Issuer") and Deutsche Bank National Trust Company, as Indenture Trustee (the "Indenture Trustee").

                        W I T N E S S E T H   T H A T :
                        -------------------------------

         WHEREAS, pursuant to the terms of the Mortgage Loan Purchase Agreement and the related Group I, Group II, Group III, Group IV, Group V, Group VI, Group VII, Group VIII and Group IX Subsequent Mortgage Loan Purchase Agreement, American Home Mortgage Securities LLC (the "Company" or the "Depositor") will acquire the Mortgage Loans and the related Group I, Group II, Group III, Group IV, Group V, Group VI, Group VII, Group VIII and Group IX Subsequent Mortgage Loans;

         WHEREAS, the Company will create American Home Mortgage Investment Trust 2005-1, a Delaware statutory trust, and will transfer the Mortgage Loans and the related Subsequent Mortgage Loans and all of its rights under the Mortgage Loan Purchase Agreement and the related Group I, Group II, Group III, Group IV, Group V, Group VI, Group VII, Group VIII and Group IX Subsequent Mortgage Loan Purchase Agreement to the Issuer;

         WHEREAS, pursuant to the terms of an Amended and Restated Trust Agreement dated as of March 23, 2005 (the "Trust Agreement") among the Company, as depositor, Wilmington Trust Company, as owner trustee (the "Owner Trustee") and the Securities Administrator, the Company will convey the Mortgage Loans to the Issuer in exchange for the Certificates (as defined below);

         WHEREAS, pursuant to the terms of the Trust Agreement, the Issuer will issue and transfer to or at the direction of the Depositor, the Trust Certificates, 2005-1 (the "Certificates");

         WHEREAS, pursuant to the terms of an Indenture dated as of March 23, 2005 (the "Indenture") among the Issuer, the Securities Administrator and Deutsche Bank National Trust Company as Indenture Trustee, the Issuer will pledge the Mortgage Loans and issue and transfer to or at the direction of the Company the Mortgage-Backed Notes, Series 2005-1, Class I-A-1, Class I-A-2, Class I-A-3, Class II-A-1, Class II-A-2, Class III-A-1, Class III-A-2, Class IV-A-1, Class IV-A-2, Class V-A-1, Class V-A-2, Class VI-A, Class VII-A-1, Class VII-A-2, Class VIII-A-1, Class VIII-A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class VIII-M-1, Class VIII-M-2, Class VIII-M-3, Class VIII-M-4, Class VIII-M-5, Class VIII-M-6, Class IX-A-1, Class B and Class N Notes; and

         WHEREAS, pursuant to the terms of this Master Servicing Agreement, the RMBS Master Servicer will master service the Mortgage Loans set forth on the RMBS Mortgage Loan Schedule attached hereto as Exhibit A for the benefit of the holders of the Class I-A-1, Class I-A-2, Class I-A-3, Class II-A-1, Class II-A-2, Class III-A-1, Class III-A-2, Class IV-A-1, Class IV-A-2, Class V-A-1, Class V-A-2, Class VI-A, Class VII-A-1, Class VII-A-2, Class

VIII-A-1, Class VIII-A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class VIII-M-1, Class VIII-M-2, Class VIII-M-3, Class VIII-M-4, Class VIII-M-5, Class VIII-M-6, Class B and Class N Notes (collectively, the "Notes");

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         Section 1.01   DEFINITIONS.

         For all purposes of this Master Servicing Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the Indenture which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

         Section 1.02   OTHER DEFINITIONAL PROVISIONS.

                  (a) All terms defined in this Master Servicing Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                  (b) As used in this Master Servicing Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Master Servicing Agreement or in any such certificate or other document, and accounting terms partly defined in this Master Servicing Agreement or in any such certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Master Servicing Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Master Servicing Agreement or in any such certificate or other document shall control.

                  (c) The words "hereof," "herein," "hereunder" and words of similar import when used in this Master Servicing Agreement shall refer to this Master Servicing Agreement as a whole and not to any particular provision of this Master Servicing Agreement; Section and Exhibit references contained in this Master Servicing Agreement are references to Sections and Exhibits in or to this Master Servicing Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

                  (d) The definitions contained in this Master Servicing Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

                  (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

         Section 1.03   INTEREST CALCULATIONS.

         All calculations of interest hereunder that are made in respect of the Stated Principal Balance of a Mortgage Loan shall be made on the basis of a 360-day year consisting of twelve 30-day months, notwithstanding the terms of the related Mortgage Note and Mortgage.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

         Section 2.01 REPRESENTATIONS AND WARRANTIES REGARDING THE RMBS MASTER SERVICER.

         The RMBS Master Servicer represents and warrants to the Issuer and for the benefit of the Indenture Trustee, as pledgee of the Mortgage Loans and the Noteholders, as of the Cut-off Date and the Closing Date, that:

                  (i) The RMBS Master Servicer is a national banking association duly organized, validly existing and in good standing under the laws of the Untied States of America and has the corporate power to own its assets and to transact the business in which it is currently engaged. The RMBS Master Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the RMBS Master Servicer or the validity or enforceability of this Master Servicing Agreement;

                  (ii) The RMBS Master Servicer has the power and authority to make, execute, deliver and perform this Master Servicing Agreement and all of the transactions contemplated under this Master Servicing Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Master Servicing Agreement. When executed and delivered, this Master Servicing Agreement will constitute the legal, valid and binding obligation of the RMBS Master Servicer enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

                  (iii) The RMBS Master Servicer is not required to obtain the consent of any other Person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Master Servicing Agreement, except for such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be;

                  (iv) The execution and delivery of this Master Servicing Agreement and the performance of the transactions contemplated hereby by the RMBS Master Servicer will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the RMBS Master Servicer or any provision of the certificate of incorporation or bylaws of the RMBS Master Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the RMBS Master Servicer is a party or by which the RMBS Master Servicer may be bound; and

                  (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending (other than litigation with respect to which pleadings or documents have been filed with a court, but not served on the RMBS Master Servicer), or to the knowledge of the RMBS Master Servicer threatened, against the RMBS Master Servicer or any of its properties or with respect to this Master Servicing Agreement or the Notes or the Certificates which, to the knowledge of the RMBS Master Servicer, has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Master Servicing Agreement.

         The foregoing representations and warranties shall survive any termination of the RMBS Master Servicer hereunder.

         Section 2.02   EXISTENCE.

         The Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Master Servicing Agreement.

                                  ARTICLE III
                  ADMINISTRATION AND SERVICING OFMORTGAGE LOANS

         Section 3.01   RMBS MASTER SERVICER TO ASSURE SERVICING.

         The RMBS Master Servicer shall supervise, monitor and oversee the obligations of the RMBS Servicer to service and administer the Mortgage Loans in accordance with the terms of the RMBS Servicing Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the RMBS Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices. Furthermore, the RMBS Master Servicer shall oversee and consult with the RMBS Servicer as necessary from time-to-time to carry out the RMBS Master Servicer's obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the RMBS Master Servicer by the RMBS Servicer and shall cause the RMBS Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by such RMBS Servicer under the RMBS Servicing Agreement. The RMBS Master Servicer shall independently and separately monitor the RMBS Servicer's servicing activities with respect to the Mortgage Loans, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to the RMBS Servicer's and RMBS Master Servicer's records, and based on such reconciled and corrected information, the RMBS Master Servicer shall provide such information to the Securities Administrator as shall be necessary in order for it to prepare the statements specified in Section 7.05 of the Indenture, and prepare any other information and statements required to be forwarded by the RMBS Master Servicer hereunder. The RMBS Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of the RMBS Servicer pursuant to the RMBS Servicing Agreement. The parties hereto acknowledge that the RMBS Master Servicer will have no obligation to oversee or supervise the activities of the HELOC Servicer or the HELOC Back-Up Servicer in connection with the servicing of the HELOC Mortgage Loans, and under no circumstances will the RMBS Master Servicer have any duty to become the successor to either the HELOC Servicer or the HELOC Back-Up Servicer.

         The Indenture Trustee shall furnish the RMBS Servicer and the RMBS Master Servicer with any powers of attorney and other documents in form as provided to it necessary or appropriate to enable the RMBS Servicer and the RMBS Master Servicer to service and administer the related Mortgage Loans and REO Property. The Indenture Trustee shall not be liable for the RMBS Servicer's or the RMBS Master Servicer's use or misuse of such powers of attorney.

         The Indenture Trustee shall execute and deliver to the RMBS Servicer or the RMBS Master Servicer, as applicable based on the requesting party, any court pleadings, requests for trustee's sale or other documents necessary or reasonably desirable to (i) the foreclosure or trustee's sale with respect to a Mortgaged Property; (ii) any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Security Instrument;
(iii) obtain a deficiency judgment against the Mortgagor; or (iv) enforce any other rights or remedies provided by the Mortgage Note or Security Instrument or otherwise available at law or equity.

         The relationship of the RMBS Master Servicer (and of any successor to the RMBS Master Servicer under this Agreement) to the Indenture Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

         To the extent such matters are within the control of the RMBS Master Servicer, the RMBS Master Servicer may not consent to the placing of a lien senior to that of the Mortgage on the related Mortgaged Property.

         To the extent such matters are within the control of the RMBS Master Servicer, notwithstanding the provisions of Subsection 3.01(a), the RMBS Master Servicer shall not take any action inconsistent with the interests of the Indenture Trustee or the Noteholders or with the rights and interests of the Indenture Trustee or the Noteholders under this Master Servicing Agreement.

         The RMBS Master Servicer shall master service the Mortgage Loans and shall have full power and authority to do any and all things that it may deem necessary or desirable in connection with the master servicing and administration of the Mortgage Loans, including but not limited to the power and authority (i) to execute and deliver, on behalf of the Issuer, Noteholders and the Indenture Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages, (iii) to collect any Insurance Proceeds and Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan, in each case, in accordance with the provisions of this Master Servicing Agreement and the RMBS Servicing Agreement, as applicable. The Indenture Trustee shall furnish the RMBS Master Servicer, upon written request from a Servicing Officer, with any powers of attorney empowering the RMBS Master Servicer or the RMBS Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appeal, prosecute or defend in any court action relating to the Mortgage Loans or the Mortgaged Property, in accordance with this Master Servicing Agreement and the RMBS Servicing Agreement, and the Indenture Trustee shall execute and deliver such other documents, as the RMBS Master Servicer may request, to enable the RMBS Master Servicer to master service and administer the Mortgage Loans and carry out its duties hereunder, in each case in accordance with Accepted Master Servicing Practices (and the Indenture Trustee shall have no liability for use or misuse of any such powers of attorney by the RMBS Master Servicer or the RMBS Servicer). If the RMBS Master Servicer or the Indenture Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such action if taken in the name of the Indenture Trustee or that the Indenture Trustee would be adversely affected under the "doing business" or tax laws of such state if such action is taken in its name, the RMBS Master Servicer shall join with the Indenture Trustee in the appointment of a co-trustee.

         Section 3.02   MONITORING OF RMBS SERVICER.

                  (a) The RMBS Master Servicer shall be responsible for reporting to the Issuer, the Indenture Trustee and the Depositor the compliance by the RMBS Servicer with its duties under the RMBS Servicing Agreement. In the review of the RMBS Servicer's activities, the RMBS Master Servicer may rely upon an officer's certificate of the RMBS Servicer (or similar document signed by an officer of the RMBS Servicer) with regard to such RMBS Servicer's compliance with the terms of the RMBS Servicing Agreement. In the event that the RMBS Master Servicer, in its judgment, determines that the RMBS Servicer should be terminated in accordance with the RMBS Servicing Agreement, or that a notice should be sent pursuant to the RMBS Servicing Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the RMBS Master Servicer shall notify the Depositor, the Issuer and the Indenture Trustee thereof and the RMBS Master Servicer shall issue such notice or take such other action as it deems appropriate. In addition, upon the occurrence of any RMBS Servicing Trigger Event, the RMBS Master Servicer shall terminate the rights and responsibilities of the RMBS Servicer under the RMBS Servicing Agreement; provided, however, that in the event that the RMBS Servicer is rated "SQ2" or better by Moody's on any date, the RMBS Servicing Trigger Event shall no longer apply to the RMBS Servicer.

                  (b) The RMBS Master Servicer, for the benefit of the Issuer, the Indenture Trustee and the Noteholders, shall enforce the obligations of the RMBS Servicer under the RMBS Servicing Agreement, and shall, in the event that the RMBS Servicer fails to perform its obligations in accordance with the RMBS Servicing Agreement, subject to the preceding paragraph, terminate the rights and obligations of the RMBS Servicer thereunder and act as servicer of the related Mortgage Loans or cause a successor RMBS Servicer selected by the RMBS Master Servicer to assume the obligations of the RMBS Servicer under the RMBS Servicing Agreement; provided, however, it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed 60 days) before the actual servicing functions can be fully transferred to such successor RMBS Servicer; provided, however, that in the event that the RMBS Servicer is rated "SQ2" or better by Moody's on any date, then such transition period may not exceed 90 days. Such enforcement, including, without limitation, the legal prosecution of claims, termination of the RMBS Servicing Agreement and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the RMBS Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. Except as otherwise provided in Subsection (c) below, the RMBS Master Servicer shall pay the costs of such enforcement at its own expense, provided that the RMBS Master Servicer shall not be required to prosecute or defend any legal action except to the extent that the RMBS Master Servicer shall have received reasonable indemnity for its costs and expenses in pursuing such action.

                  (c) To the extent that the costs and expenses of the RMBS Master Servicer related to any termination of the RMBS Servicer, appointment of a successor RMBS Servicer or the transfer and assumption of servicing by the RMBS Master Servicer with respect to the RMBS Servicing Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the RMBS Servicer as a result of an event of default by the RMBS Servicer and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor servicer to service the Mortgage Loans in accordance with the RMBS Servicing Agreement) are not fully and timely reimbursed by the terminated RMBS Servicer, the RMBS Master Servicer shall be entitled to reimbursement of such costs and expenses from the Securities Administrator Collection Account.

                  (d) The RMBS Master Servicer shall require the RMBS Servicer to comply with the remittance requirements and other obligations set forth in the RMBS Servicing Agreement.

                  (e) If the RMBS Master Servicer acts as RMBS Servicer, it will not assume liability for the representations and warranties of the RMBS Servicer, if any, that it replaces.

         Section 3.03   FIDELITY BOND.

         The RMBS Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such RMBS Master Servicer's behalf, and covering errors and omissions in the performance of the RMBS Master Servicer's obligations hereunder. The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers or trustees.

         Section 3.04   LIABILITY OF THE RMBS MASTER SERVICER.

         The RMBS Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by it herein.

         Section 3.05 ASSUMPTION OR TERMINATION OF SUBSERVICING AGREEMENTS BY INDENTURE TRUSTEE.

                  (a) If the Indenture Trustee, as successor RMBS Master Servicer, or another successor RMBS Master Servicer shall assume the master servicing obligations of the RMBS Master Servicer in accordance with Section
6.02 below, the Indenture Trustee, to the extent necessary to permit the Indenture Trustee to carry out the provisions of Section 6.02 with respect to the Mortgage Loans, shall succeed to all of the rights and obligations of the RMBS Master Servicer under the RMBS Servicing Agreement. In such event, the Indenture Trustee or its designee as the successor master servicer shall be deemed to have assumed all of the RMBS Master Servicer's rights and obligations therein and to have replaced the RMBS Master Servicer as a party to such RMBS Servicing Agreement to the same extent as if such RMBS Servicing Agreement had been assigned to the Indenture Trustee or its designee as a successor master servicer, except that the Indenture Trustee or its designee as a successor master servicer shall not be deemed to have assumed any obligations or liabilities of the RMBS Master Servicer arising prior to such assumption (other than the obligation to make any Monthly Advances) and the RMBS Master Servicer shall not thereby be relieved of any liability or obligations under such RMBS Servicing Agreement arising prior to such assumption. Nothing in the foregoing shall be deemed to entitle the Indenture Trustee or its designee as a successor master servicer at any time to receive any portion of the servicing compensation provided under Section 3.15 except for the RMBS Master Servicer Compensation.

                  (b) In the event that the Indenture Trustee, as successor RMBS Master Servicer, or another successor RMBS Master Servicer assumes the servicing obligations of the RMBS Master Servicer under Section 6.02, upon the reasonable request of the Indenture Trustee or such successor RMBS Master Servicer, the RMBS Master Servicer shall at its own expense (or the expense of the Trust, if the RMBS Master Servicer fails to do so) deliver to the Indenture Trustee, or to such successor RMBS Master Servicer, photocopies of all documents, files and records, electronic or otherwise, relating to the RMBS Servicing Agreement and the related Mortgage Loans or REO Property then being serviced and an accounting of amounts collected and held by it, if any, and will otherwise cooperate and use its reasonable efforts to effect the orderly and efficient transfer of the RMBS Servicing Agreement, or responsibilities hereunder to the Indenture Trustee, as successor RMBS Master Servicer, or to such other successor RMBS Master Servicer.

         Section 3.06   COLLECTION OF MORTGAGE LOAN PAYMENTS.

                  (a) The RMBS Master Servicer will coordinate and monitor remittances by the RMBS Servicer to it with respect to the Mortgage Loans in accordance with this Master Servicing Agreement.

                  (b) The RMBS Master Servicer shall enforce the obligation of the RMBS Servicer to establish and maintain a Protected Account in accordance with the RMBS Servicing Agreement, with records to be kept with respect thereto on a Mortgage Loan by Mortgage Loan basis, into which account shall be deposited within 48 hours (or as of such other time specified in the RMBS Servicing Agreement) of receipt, all collections of principal and interest on any Mortgage Loan and any REO Property received by the RMBS Servicer, including Principal Prepayments, Insurance Proceeds, Liquidation Proceeds, and advances made from the RMBS Servicer's own funds (less servicing compensation as permitted by the RMBS Servicing Agreement in the case of the RMBS Servicer) and all other amounts to be deposited in the Protected Account. The RMBS Servicer is hereby authorized to make withdrawals from and deposits to the Protected Account for purposes required or permitted by this Master Servicing Agreement. To the extent provided in the RMBS Servicing Agreement, the Protected Account shall be an Eligible Account and segregated on the books of such institution in the name of the Indenture Trustee for the benefit of the Noteholders.

                  (c) To the extent provided in the RMBS Servicing Agreement, amounts on deposit in the Protected Account may be invested in Eligible Investments in the name of the Indenture Trustee for the benefit of Noteholders and, except as provided in the preceding paragraph, not commingled with any other funds. Such Eligible Investments shall mature, or shall be subject to redemption or withdrawal, no later than the date on which such funds are required to be withdrawn for deposit in the Securities Administrator Collection Account, and shall be held until required for such deposit. The income earned from Eligible Investments made pursuant to this Section 3.06 shall be paid to the RMBS Servicer under the RMBS Servicing Agreement, and the risk of loss of moneys required to be distributed to the Noteholders resulting from such investments shall be borne by and be the risk of the RMBS Servicer. The RMBS

Servicer (to the extent required by the RMBS Servicing Agreement) shall deposit the amount of any such loss in the Protected Account within two Business Days of receipt of notification of such loss but not later than the Business Day prior to the next RMBS Servicer Remittance Date.

                  (d) The Securities Administrator shall establish a segregated account in the name of the Indenture Trustee for the benefit of the Noteholders (the "Securities Administrator Collection Account"), which shall be an Eligible Account, in which the Securities Administrator shall deposit or cause to be deposited any amounts representing payments on and any collections in respect of the Mortgage Loans due subsequent to the Cut-off Date (other than in respect of the payments referred to in the following paragraph) within forty-eight (48) hours following receipt thereof, including the following payments and collections received or made by it (without duplication):

                  (i) Any amounts withdrawn from the Protected Account and remitted to the Securities Administrator by the RMBS Servicer;

                  (ii) Any Monthly Advance and any Compensating Interest Payments required to be made by the RMBS Master Servicer hereunder;

                  (iii) Any Insurance Proceeds or Net Liquidation Proceeds received by or on behalf of the RMBS Master Servicer or which were not deposited in the Protected Account;

                  (iv) Any amounts required to be deposited with respect to losses on investments of deposits in the Protected Account and remitted to the Securities Administrator by the RMBS Servicer and any amounts required to be deposited with respect to losses on investments of deposits in the Securities Administrator Collection Account and remitted by the RMBS Master Servicer to the Securities Administrator; and

                  (v) Any other amounts received by or on behalf of the RMBS Master Servicer and required to be deposited in the Securities Administrator Collection Account pursuant to this Agreement.

All amounts deposited to the Securities Administrator Collection Account shall be held by the Securities Administrator in the name of the Indenture Trustee in trust for the benefit of the Noteholders in accordance with the terms and provisions of this Master Servicing Agreement and the Indenture. The requirements for crediting the Securities Administrator Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of (i) prepayment or late payment charges or assumption, tax service, statement account or payoff, substitution, satisfaction, release and other like fees and charges, need not be credited by the RMBS Master Servicer, Securities Administrator or the RMBS Servicer to the Securities Administrator Collection Account or remitted by the RMBS Master Servicer or RMBS Servicer to the Securities Administrator for deposit in the Securities Administrator Collection Account, as applicable. In the event that the RMBS Master Servicer or RMBS Servicer shall remit or cause to be remitted to the Securities Administrator for deposit to the Securities Administrator Collection Account any amount not required to be credited thereto, the Securities Administrator, upon receipt of a written request therefor signed by a Servicing Officer of the RMBS Master Servicer or RMBS Servicer, shall promptly transfer such amount to the RMBS Master Servicer or RMBS Servicer, any provision herein to the contrary notwithstanding.

            The amount at any time credited to the Securities Administrator Collection Account may be invested, in the name of the Indenture Trustee, or its nominee, for the benefit of the Noteholders, in Eligible Investments as directed by the Securities Administrator. All Eligible Investments shall mature or be subject to redemption or withdrawal on or before, and shall be held until, the next succeeding Payment Date. Any and all investment earnings on amounts on deposit in the Securities Administrator Collection Account from time to time shall be for the account of the RMBS Master Servicer. The Securities Administrator from time to time shall be permitted to withdraw or receive distribution of any and all investment earnings from the Securities Administrator Collection Account for payment to the RMBS Master Servicer. The risk of loss of moneys required to be distributed to the Noteholders resulting from such investments shall be borne by and be the risk of the RMBS Master Servicer. The RMBS Master Servicer shall deposit the amount of any such loss in the Securities Administrator Collection Account within two Business Days of receipt of notification of such loss but not later than the Business Day prior to the Payment Date on which the moneys so invested are required to be distributed to the Noteholders.

         Section 3.07 WITHDRAWALS FROM THE SECURITIES ADMINISTRATOR COLLECTION ACCOUNT.

                  (a) The Securities Administrator shall, from time to time as provided herein, make withdrawals from the Securities Administrator Collection Account of amounts on deposit therein pursuant to Section 3.06 that are attributable to the Mortgage Loans for the following purposes (without duplication):

                  (i) To remit to the Indenture Trustee, on the Business Day prior to each Payment Date, for deposit in the Payment Account the funds in the Securities Administrator Collection Account which are to be distributed to the Indenture Trustee and the Noteholders and Certificateholders as provided in the Indenture on a Payment Date;

                  (ii) to the extent deposited to the Securities Administrator Collection Account, to reimburse the RMBS Master Servicer or the RMBS Servicer for previously unreimbursed expenses incurred in maintaining individual insurance policies pursuant to Sections 3.10 or
         3.11 of the RMBS Servicing Agreement, or Liquidation Expenses, paid pursuant to Section 3.13 of the RMBS Servicing Agreement or otherwise reimbursable pursuant to the terms of this Master Servicing Agreement, such withdrawal right being limited to amounts received on the related Mortgage Loans (other than any Repurchase Price in respect thereto) which represent late recoveries of the payments for which such advances were made, or from related Liquidation Proceeds;

                  (iii)    reserved;

                  (iv) to pay to the Seller, with respect to any Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred to the Seller, all amounts received thereon and not required to be distributed to Noteholders as of the date on which the related Purchase Price or Repurchase Price is determined;

                  (v) to reimburse the RMBS Master Servicer or the RMBS Servicer for any Monthly Advance of its own funds or any advance of such RMBS Servicer's own funds, the right of the RMBS Master Servicer or RMBS Servicer to reimbursement pursuant to this subclause (v) being limited to amounts received (including, for this purpose, the Repurchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late payments or recoveries of the principal of or interest on such Mortgage Loan respecting which such Monthly Advance or advance was made;

                  (vi) to reimburse the RMBS Master Servicer or the RMBS Servicer from Insurance Proceeds or Liquidation Proceeds relating to a particular Mortgage Loan for amounts expended by the RMBS Master Servicer or such RMBS Servicer pursuant to Section 3.13 of the RMBS Servicing Agreement in connection with the restoration of the related Mortgaged Property which was damaged by the Uninsured Cause or in connection with the liquidation of such Mortgage Loan;

                  (vii) to pay the RMBS Servicer, as appropriate, from Liquidation Proceeds or Insurance Proceeds received in connection with the liquidation of any Mortgage Loan, the amount which the RMBS Servicer would have been entitled to receive under subclause (ii) of this Subsection 3.07(a) as servicing compensation on account of each defaulted Monthly Payment on such Mortgage Loan if paid in a timely manner by the related Mortgagor, but only to the extent that the aggregate of Liquidation Proceeds and Insurance Proceeds with respect to such Mortgage Loan, after any reimbursement to the RMBS Master Servicer or the RMBS Servicer, pursuant to other subclauses of this Subsection 3.07(a), exceeds the outstanding Stated Principal Balance of such Mortgage Loan plus accrued and unpaid interest thereon at the related Mortgage Rate less the RMBS Servicing Fee Rate to but not including the date of payment (in any event, the aggregate amount of servicing compensation received by the RMBS Servicer with respect to any defaulted Monthly Payment shall not exceed the applicable RMBS Servicing Fee);

                  (viii) to reimburse the RMBS Master Servicer or the RMBS Servicer for any Nonrecoverable Advance previously made, and not otherwise reimbursed pursuant to this Subsection 3.07(a);

                  (ix) to reimburse the RMBS Master Servicer or the RMBS Servicer for any Monthly Advance or advance, after a Realized Loss has been allocated with respect to the related Mortgage Loan if the Monthly Advance or advance has not been reimbursed pursuant to clause (v);

                  (x) to reimburse the RMBS Master Servicer for expenses, costs and liabilities incurred by and reimbursable to it pursuant to Sections 3.02 and 5.03, to the extent that the RMBS Master Servicer has not already reimbursed itself for such amounts from the Securities Administrator Collection Account;

                  (xi) to pay to the RMBS Servicer, as additional servicing compensation, any Foreclosure Profit to the extent not retained by the RMBS Servicer;

                  (xii) to reimburse or pay the RMBS Servicer any such amounts as are due thereto under the RMBS Servicing Agreement and have not been retained by or paid to the RMBS Servicer, to the extent provided in the RMBS Servicing Agreement;

                  (xiii) to reimburse the Securities Administrator or the RMBS Master Servicer for expenses, costs and liabilities incurred by or reimbursable to it pursuant to this Agreement, the Indenture and the Trust Agreement, to the extent such amounts have not already been paid or reimbursed to such party from the Securities Administrator Collection Account;

                  (xiv) to withdraw any other amount deposited in the Securities Administrator Collection Account that was not required to be deposited therein pursuant to Section 3.06; and

                  (xv) to clear and terminate the Securities Administrator Collection Account following a termination of the Trust pursuant to
         Section 8.01 of the Trust Agreement.

In connection with withdrawals pursuant to clauses (ii), (iii), (iv), (v), (vi),
(vii) and (ix), the RMBS Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, and the RMBS Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Securities Administrator Collection Account pursuant to such clauses.

                  (b) Notwithstanding the provisions of this Section 3.07, the RMBS Master Servicer shall allow the RMBS Servicer to deduct from amounts received by it or from the related account maintained by the RMBS Servicer, prior to deposit in the Securities Administrator Collection Account, any portion to which such RMBS Servicer is entitled hereunder as servicing compensation (including income on Eligible Investments) or reimbursement of any reimbursable Monthly Advances or Servicing Advances made by such RMBS Servicer.

         Section 3.08   RESERVED.

         Section 3.09 ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING THE MORTGAGE LOANS.

         The RMBS Master Servicer shall provide, and shall cause the RMBS Servicer to provide, to the Indenture Trustee and the Owner Trustee access to the documentation regarding the related Mortgage Loans and REO Property and to the Noteholders, the FDIC, and the supervisory agents and examiners of the FDIC access to the documentation regarding the related Mortgage Loans required by applicable regulations, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the RMBS Master Servicer or the RMBS Servicer that are designated by these entities; PROVIDED, HOWEVER, that, unless otherwise required by law, the RMBS Master Servicer or the RMBS Servicer shall not be required to provide access to such documentation if the provision thereof would violate the legal right to privacy of any Mortgagor; PROVIDED, FURTHER, HOWEVER, that the Indenture Trustee and the Owner Trustee shall coordinate their requests for such access so as not to impose an unreasonable burden on, or cause an unreasonable interruption of, the business of the RMBS Master Servicer or the RMBS Servicer. The RMBS Master Servicer and the RMBS Servicer shall allow representatives of the above entities to photocopy any of the documentation and shall provide equipment for that purpose at a charge that covers their own actual out-of-pocket costs.

         Section 3.10   RESERVED.

         Section 3.11   RESERVED.

         Section 3.12   RESERVED.

         Section 3.13   RESERVED.

         Section 3.14   RESERVED.

         Section 3.15   MASTER SERVICING COMPENSATION.

                  (a) As compensation for its activities hereunder, the RMBS Master Servicer shall be entitled to receive all income and gain realized from any investment of funds in the Securities Administrator Collection Account for the performance of its activities hereunder (the "RMBS Master Servicer Compensation").

                  (b) The RMBS Master Servicer shall be required to pay all expenses it incurs in connection with its master servicing activities under this Master Servicing Agreement and shall not be entitled in connection with its master servicing activities under this Master Servicing Agreement to reimbursement except as provided in this Master Servicing Agreement.

         Section 3.16   ANNUAL OFFICER'S CERTIFICATE AS TO COMPLIANCE.

                  (a) The RMBS Master Servicer shall deliver to the Issuer, the Indenture Trustee and the Rating Agencies on or before March 1 of each year, commencing on March 1, 2006, an Officer's Certificate, certifying that with respect to the period ending December 31 of the prior year: (i) such Servicing Officer has reviewed the activities of such RMBS Master Servicer during the preceding calendar year or portion thereof and its performance under this Master Servicing Agreement, (ii) to the best of such Servicing Officer's knowledge, based on such review, such RMBS Master Servicer has performed and fulfilled its duties, responsibilities and obligations under this Master Servicing Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof, (iii) nothing has come to the attention of such Servicing Officer to lead such Servicing Officer to believe that the RMBS Servicer has failed to perform any of its duties, responsibilities and obligations under the RMBS Servicing Agreement in all material respects throughout such year, or, if there has been a material default in the performance or fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof.

                  (b) Copies of such statements shall be provided to any Noteholder upon request, by the RMBS Master Servicer or by the Indenture Trustee at the RMBS Master Servicer's expense if the RMBS Master Servicer failed to provide such copies (unless (i) the RMBS Master Servicer shall have failed to provide the Indenture Trustee with such statement or (ii) the Indenture Trustee shall be unaware of the RMBS Master Servicer's failure to provide such statement).

         Section 3.17   ANNUAL INDEPENDENT PUBLIC ACCOUNTANT'S SERVICING REPORT.

         If the RMBS Master Servicer has, during the course of any fiscal year, directly serviced any of the Mortgage Loans, then the RMBS Master Servicer at its expense shall cause a nationally recognized firm of independent certified public accountants to furnish a statement to the Issuer, the Indenture Trustee, the Rating Agencies and the Depositor on or before March 1 of each year, to the effect that, with respect to the most recently ended fiscal year, such firm has examined certain records and documents relating to the RMBS Master Servicer's performance of its servicing obligations under this Master Servicing Agreement and pooling and servicing and trust agreements in material respects similar to this Master Servicing Agreement and to each other and that, on the basis of such examination conducted substantially in compliance with the audit program for mortgages serviced for Freddie Mac or the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that the RMBS Master Servicer's activities have been conducted in compliance with this Master Servicing Agreement, or that such examination has disclosed no material items of noncompliance except for (i) such exceptions as such firm believes to be immaterial, (ii) such other exceptions as are set forth in such statement and
(iii) such exceptions that the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages Serviced by Freddie Mac requires it to report. Copies of such statements shall be provided to any Noteholder upon request by the RMBS Master Servicer, or by the Indenture Trustee at the expense of the RMBS Master Servicer if the RMBS Master Servicer shall fail to provide such copies. If such report discloses exceptions that are material, the RMBS Master Servicer shall advise the Indenture Trustee whether such exceptions have been or are susceptible of cure, and will take prompt action to do so.

                                   ARTICLE IV
                   ADVANCES; COMPENSATING INTEREST; REPORTING

         Section 4.01   RESERVED.

         Section 4.02   RESERVED.

         Section 4.03   RESERVED.

         Section 4.04   ADVANCES.

         If the Monthly Payment on a Mortgage Loan that was due on a related Due Date is delinquent other than as a result of application of the Relief Act and for which the RMBS Servicer was required to make an advance pursuant to the RMBS Servicing Agreement exceeds the amount deposited in the Securities Administrator Collection Account which will be used for an advance with respect to such Mortgage Loan, the RMBS Master Servicer, in its capacity as successor RMBS Servicer, will deposit in the Securities Administrator Collection Account not later than the RMBS Master Servicer Remittance Date immediately preceding the related Payment Date an amount equal to such deficiency, net of the RMBS Servicing Fee for such Mortgage Loan except to the extent the RMBS Master Servicer determines any such advance to be a Nonrecoverable Advance. Subject to the foregoing, the RMBS Master Servicer shall continue to make such advances through the date that the RMBS Servicer is required to do so under the RMBS Servicing Agreement. If the RMBS Master Servicer deems an advance to be a Nonrecoverable Advance, on the Business Day prior to the Payment Date, the RMBS Master Servicer shall present an Officer's Certificate to the Securities Administrator (i) stating that the RMBS Master Servicer elects not to make a Monthly Advance in a stated amount and (ii) detailing the reason it deems the advance to be a Nonrecoverable Advance.

         Section 4.05   COMPENSATING INTEREST PAYMENTS.

         The RMBS Master Servicer shall deposit in the Securities Administrator Collection Account not later than each RMBS Master Servicer Remittance Date an amount equal to the lesser of (i) the sum of the aggregate amount required to be paid by the RMBS Servicer under the RMBS Servicing Agreement with respect to Compensating Interest with respect to the Mortgage Loans for the related Prepayment Period, and not so paid by the RMBS Servicer and (ii) the RMBS Master Servicer Compensation for such Payment Date (such amount, the "Compensating Interest Payment"). The RMBS Master Servicer shall not be entitled to any reimbursement of any Compensating Interest Payment.

         Section 4.06   EXCHANGE ACT REPORTING.

                  (a) The Securities Administrator and the RMBS Master Servicer shall reasonably cooperate with the Issuer and the Depositor in connection with the Trust's satisfying the reporting requirements under the Exchange Act. The Securities Administrator shall prepare on behalf of the Trust any Forms 8-K, or other comparable Form containing the same or comparable information or other information mutually agreed upon, described below and 10-K customary for similar securities as required by the Exchange Act and the Rules and Regulations of the Commission thereunder. The Depositor shall sign (or shall cause another entity acceptable to the Commission to sign) such forms and prepare and sign (or cause another entity acceptable to the Commission to sign) the Sarbanes Oxley Certification. The Securities Administrator shall file (via the Commission's Electronic Data Gathering and Retrieval System) such forms on behalf of the Depositor or Issuer (or such other entity). The Depositor and the Issuer hereby grant to the Securities Administrator a limited power of attorney to execute any Form 8-K and file each such document on behalf of the Depositor and the Issuer. Such power of attorney shall continue until the earlier of (i) receipt by the Securities Administrator from the Depositor and the Issuer of written termination of such power of attorney and (ii) the termination of the Trust. Notwithstanding anything herein or in the Indenture to the contrary, the Depositor, and not the Securities Administrator, shall be responsible for executing each Form 10-K filed on behalf of the Trust. Neither the Master Servicer nor the Securities Administrator shall be responsible for signing the Sarbanes Oxley Certification.

                  (b) The Depositor shall prepare and file or cause to be prepared and filed the initial current report on Form 8-K for the Issuer. Within 15 days after each Distribution Date, a Form 8-K (or other comparable form, as described above) shall be filed by the Securities Administrator with a copy of the statement to the Certificateholders for such Distribution Date as an exhibit thereto. If expressly instructed in writing by the Depositor, the Securities Administrator shall, in accordance with industry standards, prepare and deliver to the Depositor for execution a Form 15 Suspension Notice with respect to the Issuer. Prior to (unless and until a Form 15 Suspension Notice shall have been filed) March 30th of each year (or such earlier date as may be required or permitted by the Exchange Act and the Rules and Regulations of the Commission), the Securities Administrator shall file a Form 10-K, in substance as required by applicable law or applicable Commission staff's interpretations. The Securities Administrator shall prepare the Form 10-K and provide the Depositor with the Form 10-K no later than March 25th of each year. The Depositor shall execute such Form 10-K upon its receipt and shall provide the original of such executed Form 10-K to the Securities Administrator no later than March 27th of each year. Such Form 10-K shall include as exhibits the RMBS Master Servicer's annual statement of compliance described under Section 3.16 and the accountant's report described under Section 3.17, the HELOC Back-Up Servicer's annual statement of compliance and accountant's report as described in the HELOC Back-Up Servicing Agreement, the HELOC Servicer's annual statement of compliance and accountant's report as described in the HELOC Servicing Agreement, the RMBS Servicer's annual statement of compliance and accountant's report as described in the RMBS Servicing Agreement and the Sarbanes Oxley Certification, in each case to the extent required and timely delivered to the Securities Administrator. If they are not so timely delivered, the Securities Administrator shall file an amended Form 10-K including such documents as exhibits reasonably promptly after they are delivered to the Securities Administrator. The Securities Administrator shall have no liability with respect to any failure to properly prepare or file such periodic reports resulting from or relating to the Securities Administrator's inability or failure to obtain any information not resulting from its own negligence or willful misconduct.

                  (c) In addition, the Securities Administrator shall sign a certification (in the form attached hereto as Exhibit C-2) for the benefit of the Depositor and its officers, directors and Affiliates regarding certain aspects of items 1 through 3 of the Certification (provided, however, that the Securities Administrator shall not undertake an analysis of any accountant's report attached as an exhibit to the Form 10-K).

                  (d) In addition, (i) the Securities Administrator shall indemnify and hold harmless the Issuer and the Depositor and their officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a failure of the Securities Administrator to deliver the certification referred to in clause (c) above, and (ii) the Securities Administrator shall indemnify and hold harmless the Issuer, the Depositor and their respective officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Securities Administrator's obligations under this Section 4.06 or the Securities Administrator's negligence, bad faith or willful misconduct in connection therewith.

                  (e) Notwithstanding any other provision of the Basic Documents, the provisions of this Section 4.06 may be amended by the RMBS Master Servicer, the Issuer, the Securities Administrator and the Indenture Trustee without the consent of the Securityholders.

                                    ARTICLE V
                            THE RMBS MASTER SERVICER

         Section 5.01   LIABILITY OF THE RMBS MASTER SERVICER.

         The RMBS Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the RMBS Master Servicer herein.

         Section 5.02 MERGER OR CONSOLIDATION OF OR ASSUMPTION OF THE OBLIGATIONS OF THE RMBS MASTER SERVICER.

         Any corporation into which the RMBS Master Servicer may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the RMBS Master Servicer shall be a party, or any corporation succeeding to the business of the RMBS Master Servicer, shall be the successor of the RMBS Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; PROVIDED, HOWEVER, that the successor or surviving Person to the RMBS Master Servicer shall be qualified to sell mortgage loans to and service mortgage loans for Fannie Mae or Freddie Mac.

         The RMBS Master Servicer may assign its rights and delegate its duties and obligations under this Master Servicing Agreement; PROVIDED, that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, shall have a net worth of not less than $10,000,000, is reasonably satisfactory to the Indenture Trustee (as pledgee of the Mortgage Loans) and the Depositor, is willing to service the Mortgage Loans and executes and delivers to the Indenture Trustee and the Depositor an agreement, in form and substance reasonably satisfactory to the Indenture Trustee and the Depositor, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the RMBS Master Servicer under this Master Servicing Agreement; PROVIDED, FURTHER, that each Rating Agency's rating of the applicable Notes in effect immediately prior to such assignment and delegation will not be qualified, reduced, or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency addressed and delivered to the Indenture Trustee) or considered to be below investment grade.

         Section 5.03 LIMITATION ON LIABILITY OF THE RMBS MASTER SERVICER AND OTHERS.

         Neither the RMBS Master Servicer nor any of the directors or officers or employees or agents of the RMBS Master Servicer shall be under any liability to the Company, the Issuer, the Owner Trustee, the Securities Administrator, the Indenture Trustee or the Noteholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Master Servicing Agreement, PROVIDED, HOWEVER, that this provision shall not protect the RMBS Master Servicer or any such Person against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. The RMBS Master

Servicer and any director or officer or employee or agent of the RMBS Master Servicer may rely in good faith on any document of any kind PRIMA FACIE properly executed and submitted by any Person respecting any matters arising hereunder. The RMBS Master Servicer and any director or officer or employee or agent of the RMBS Master Servicer shall be indemnified by the Trust Estate and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Master Servicing Agreement or any other Basic Document other than any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. The RMBS Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to master service the Mortgage Loans in accordance with this Master Servicing Agreement, and which in its opinion may involve it in any expense or liability; PROVIDED, HOWEVER, that the RMBS Master Servicer may in its sole discretion undertake any such action which it may deem necessary or desirable in respect of this Master Servicing Agreement, and the rights and duties of the parties hereto and the interests of the Securityholders hereunder. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the RMBS Master Servicer shall be entitled to be reimbursed therefor. The RMBS Master Servicer's right to indemnity or reimbursement pursuant to this Section
5.03 shall survive any resignation or termination of the RMBS Master Servicer pursuant to Sections 5.04 or 6.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination). The RMBS Master Servicer shall not be liable for any acts or omissions of the RMBS Servicer, except as otherwise expressly provided herein.

         Section 5.04   RMBS MASTER SERVICER NOT TO RESIGN.

         Subject to the provisions of Section 5.02, the RMBS Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon a determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law (any such determination permitting the resignation of the RMBS Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee). No such resignation by the RMBS Master Servicer shall become effective until such successor master servicer shall have assumed the RMBS Master Servicer's responsibilities and obligations hereunder or another successor RMBS Master Servicer has been appointed in accordance with Section 6.02 and has accepted such appointment. Any such resignation shall not relieve the RMBS Master Servicer of responsibility for any of the obligations specified in Sections 6.01 and 6.02 as obligations that survive the resignation or termination of the RMBS Master Servicer. The RMBS Master Servicer shall have no claim (whether by subrogation or otherwise) or other action against any Noteholder for any amounts paid by the RMBS Master Servicer pursuant to any provision of this Master Servicing Agreement. Any resignation of the RMBS Master Servicer shall result in the automatic resignation of the Securities Administrator.

         Section 5.05   DELEGATION OF DUTIES.

         In the ordinary course of business, the RMBS Master Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with standards comparable to those with which the RMBS Master

Servicer complies pursuant to Section 3.01. Such delegation shall not relieve the RMBS Master Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 5.04.

         Section 5.06   INDEMNIFICATION.

         The RMBS Master Servicer agrees to indemnify the Indenture Trustee, the Securities Administrator and Owner Trustee (each an "Indemnified Person") for, and to hold them harmless against, any loss, liability or expense (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or relating to, any claim or legal action (including any pending or threatened claim or legal action) relating to this Master Servicing Agreement (i) related to the RMBS Master Servicer's failure to perform its duties in material compliance with this Master Servicing Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or (ii) incurred by reason of the RMBS Master Servicer's willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder, provided, in each case, that with respect to any such claim or legal action (or pending or threatened claim or legal action), the Indemnified Person shall have given the RMBS Master Servicer and the Depositor written notice thereof promptly after such Indemnified Person shall have with respect to such claim or legal action knowledge thereof. The RMBS Master Servicer's failure to receive any such notice shall not affect an Indemnified Persons' right to indemnification hereunder, except to the extent the RMBS Master Servicer is materially prejudiced by such failure to give notice. This indemnity shall survive the resignation or removal of the Indenture Trustee, Owner Trustee, the Securities Administrator and the RMBS Master Servicer and the termination of this Master Servicing Agreement.


                                   ARTICLE VI
                                     DEFAULT

         Section 6.01   SERVICING DEFAULT.

         If any one of the following events (each, a "Servicing Default") shall occur and be continuing:

                  (i) The RMBS Master Servicer fails to deposit in the Securities Administrator Collection Account any amount required to be deposited by the RMBS Master Servicer pursuant to this Master Servicing Agreement (other than a Monthly Advance), and such failure continues unremedied for a period of three Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the RMBS Master Servicer; or

                  (ii) The RMBS Master Servicer fails to observe or perform in any material respect any other material covenants and agreements set forth in this Master Servicing Agreement to be performed by it, which covenants and agreements materially affect the rights of Noteholders, and such failure continues unremedied for a period of 60 days after the date on which written notice of such failure, properly requiring the same to be remedied, shall have been given to the RMBS Master Servicer by the Indenture Trustee or to the RMBS Master Servicer and the Indenture Trustee by the Holders of Notes aggregating at least 25% of the Note Principal Balance of the Notes; or

                  (iii) There is entered against the RMBS Master Servicer a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order is unstayed and in effect for a period of 60 consecutive days, or an involuntary case is commenced against the RMBS Master Servicer under any applicable insolvency or reorganization statute and the petition is not dismissed within 60 days after the commencement of the case; or

                  (iv) The RMBS Master Servicer consents to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the RMBS Master Servicer or substantially all of its property; or the RMBS Master Servicer admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations;

                  (v) The RMBS Master Servicer assigns or delegates its duties or rights under this Master Servicing Agreement in contravention of the provisions permitting such assignment or delegation under
         Section 5.04; or

                  (vi) The RMBS Master Servicer fails to deposit in the Securities Administrator Collection Account any Monthly Advance (other than a Nonrecoverable Advance) required to be made by it, and such failure continues unremedied for a period of one Business Day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the RMBS Master Servicer.

then, and in every such case, so long as a Servicing Default shall not have been remedied by the RMBS Master Servicer, either the Indenture Trustee or the holders of at least 51% of the aggregate Note Principal Balance of each Class of Notes may, or may direct the Indenture Trustee to, by written notice then given to the RMBS Master Servicer, terminate all of the rights and obligations of the RMBS Master Servicer as master servicer under this Master Servicing Agreement other than its right to receive master servicing compensation and expenses for master servicing the Mortgage Loans hereunder during any period prior to the date of such termination and the Indenture Trustee, subject to written notice to the Issuer may exercise any and all other remedies available at law or equity. Any such notice to the RMBS Master Servicer shall also be given to each Rating Agency, the Company and the Issuer. On or after the receipt by the RMBS Master Servicer of such written notice, all authority and power of the RMBS Master Servicer under this Master Servicing Agreement, whether with respect to the Notes or the Mortgage Loans or otherwise, shall pass to and be vested in the Indenture Trustee, as successor RMBS Master Servicer, pursuant to and under this
Section 6.01; and, without limitation, the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the RMBS

Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination. Notwithstanding the foregoing, the parties hereto and the Securityholders by their acceptance of any Security, acknowledge and agree that there will be a period of transition before the actual master servicing functions can be fully transferred to the Indenture Trustee, as successor RMBS Master Servicer, or to a successor RMBS Master Servicer appointed by the Indenture Trustee pursuant to the provisions hereof, provided, that the Indenture Trustee shall use its reasonable best efforts to succeed to the actual master servicing functions or find a successor RMBS Master Servicer as soon as possible but no later than 90 days after such termination; provided, that the Indenture Trustee shall continue to have the right to appoint a successor RMBS Master Servicer after such 90-day period in accordance with Section 6.02. The RMBS Master Servicer agrees to cooperate with the Indenture Trustee in effecting the termination of the responsibilities and rights of the RMBS Master Servicer hereunder, including, without limitation, the transfer to the Indenture Trustee or other successor RMBS Master Servicer for administration by it of (i) originals or copies of all documents of the RMBS Master Servicer reasonably requested by the Indenture Trustee to enable it to assume the RMBS Master Servicer's duties thereunder and under the RMBS Servicing Agreement; (ii) the rights and obligations of the RMBS Master Servicer under the RMBS Servicing Agreement with respect to the Mortgage Loans; (iii) all cash amounts which shall at the time be deposited by the RMBS Master Servicer or required to have been deposited by it to the Securities Administrator Collection Account pursuant to this Agreement or thereafter be received with respect to the Mortgage Loans; and (iv) all costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Indenture Trustee or any successor RMBS Master Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the Indenture Trustee or other successor RMBS Master Servicer to master service the Mortgage Loans properly and effectively. All reasonable costs and expenses (including, but not limited to, attorneys' fees and disbursements) incurred by the Indenture Trustee or a successor RMBS Master Servicer in connection with its succession as RMBS Master Servicer, including amending this Master Servicing Agreement to reflect such succession as RMBS Master Servicer pursuant to this Section 6.01 shall be paid by the predecessor RMBS Master Servicer (or if the predecessor RMBS Master Servicer is the Indenture Trustee, the terminated RMBS Master Servicer) upon presentation of reasonable documentation of such costs and expenses, and if not so paid by the predecessor RMBS Master Servicer, shall be reimbursed by the Issuer pursuant to Section 6.07 of the Indenture.

         Notwithstanding any termination of the activities of the RMBS Master Servicer hereunder, the RMBS Master Servicer shall be entitled to receive, out of any late collection of a payment on a Mortgage Loan which was due prior to the notice terminating the RMBS Master Servicer's rights and obligations hereunder and received after such notice, that portion to which the RMBS Master Servicer would have been entitled pursuant to Sections 3.07 and 3.15, and any other amounts payable to the RMBS Master Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

         The RMBS Master Servicer shall immediately notify the Indenture Trustee and the Owner Trustee in writing of any Servicing Default hereunder.

         Section 6.02   INDENTURE TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR.

                  (a) Within 90 days of the time the RMBS Master Servicer sends a notice pursuant to Section 5.04, the Indenture Trustee on behalf of the Noteholders, or other successor appointed in accordance with this Section 6.02, shall become the successor in all respects to the RMBS Master Servicer in its capacity as RMBS Master Servicer under this Master Servicing Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the RMBS Master Servicer by the terms and provisions hereof, including but not limited to the provisions of Article V. Nothing in this Master Servicing Agreement shall be construed to permit or require the Indenture Trustee or any other successor RMBS Master Servicer to (i) be responsible or accountable for any act or omission of the predecessor RMBS Master Servicer, (ii) fund any losses on any Eligible Investment directed by any other RMBS Master Servicer, or (iii) be responsible for the representations and warranties of the RMBS Master Servicer, except as provided herein; PROVIDED, HOWEVER, that the Indenture Trustee, as successor RMBS Master Servicer, shall be required to make any Monthly Advances to the extent that the RMBS Master Servicer failed to make such Monthly Advances, to the extent such Monthly Advance is not determined by the Indenture Trustee to be a Nonrecoverable Advance. As compensation therefor, the Indenture Trustee shall be entitled to such compensation as the RMBS Master Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, (i) if the Indenture Trustee is unwilling to act as successor RMBS Master Servicer, or (ii) if the Indenture Trustee is legally unable so to act, the Indenture Trustee on behalf of the Noteholders may (in the situation described in clause (i)) or shall (in the situation described in clause (ii)) appoint or petition a court of competent jurisdiction to appoint any established housing and home finance institution, bank or other mortgage loan servicer having a net worth of not less than $10,000,000 as the successor to the RMBS Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the RMBS Master Servicer hereunder; provided that the appointment of any such successor RMBS Master Servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Notes by the Rating Agencies (as evidenced by a letter to such effect delivered by the Rating Agencies). Pending appointment of a successor to the RMBS Master Servicer hereunder, unless the Indenture Trustee is prohibited by law from so acting or is unwilling to act as such, the Indenture Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Mortgage Loans in an amount equal to the compensation which the RMBS Master Servicer would otherwise have received pursuant to Section 3.15 (or such lesser compensation as the Indenture Trustee and such successor shall agree). The appointment of a successor RMBS Master Servicer shall not affect any liability of the predecessor RMBS Master Servicer which may have arisen under this Master Servicing Agreement prior to its termination as RMBS Master Servicer (including, without limitation, the obligation to indemnify the Indenture Trustee pursuant to Section 5.06), nor shall any successor RMBS Master Servicer be liable for any acts or omissions of the predecessor RMBS Master Servicer or for any breach by such RMBS Master Servicer of any of its representations or warranties contained herein or in any related document or agreement. The Indenture Trustee and such successor shall take such action, consistent with this Master Servicing Agreement, as shall be necessary to effectuate any such succession.

                  (b) Any successor, including the Indenture Trustee on behalf of the Noteholders, to the RMBS Master Servicer as master servicer shall during the term of its service as master servicer shall (i) continue to master service and administer the Mortgage Loans for the benefit of the Securityholders, and (ii) maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as RMBS Master Servicer hereunder and a fidelity bond in respect of its officers, employees and agents to the same extent as the RMBS Master Servicer is so required pursuant to Section 3.03.

                  (c) Any successor RMBS Master Servicer, including the Indenture Trustee on behalf of the Noteholders, shall not be deemed to be in default or to have breached its duties hereunder if the predecessor RMBS Master Servicer shall fail to deliver any required deposit to the Securities Administrator Collection Account or otherwise cooperate with any required servicing transfer or succession hereunder.

                  (d) Notwithstanding anything else herein to the contrary, in no event shall the Indenture Trustee be liable for any master servicing fee or any differential in the amount of the master servicing fee paid hereunder and the amount necessary to induce any successor RMBS Master Servicer to act as a successor RMBS Master Servicer under this Master Servicing Agreement and the transactions set forth or provided for herein.

         Section 6.03   NOTIFICATION TO NOTEHOLDERS.

            Upon any termination or appointment of a successor to the RMBS Master Servicer pursuant to this Article VI or Section 5.04, the Indenture Trustee shall give prompt written notice thereof to the Noteholders, the Owner Trustee, the Company, the Issuer and the Rating Agencies.

         Section 6.04   WAIVER OF DEFAULTS.

         The Indenture Trustee shall transmit by mail to all Noteholders, within 10 days after the occurrence of any Servicing Default known to the Indenture Trustee, unless such Servicing Default shall have been cured, notice of each such Servicing Default hereunder of which a Responsible Officer of the Indenture Trustee has actual knowledge. The holders of at least 51% of the aggregate Note Principal Balance of each Class of the Notes may waive any default by the RMBS Master Servicer in the performance of its obligations hereunder and the consequences thereof, except a default in the making of or the causing to be made any required distribution on the Notes. Upon any such waiver of a past default, such default shall be deemed to cease to exist, and any Servicing Default arising therefrom shall be deemed to have been timely remedied for every purpose of this Master Servicing Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived. The RMBS Master Servicer shall give notice of any such waiver to the Rating Agencies.

                                  ARTICLE VII
                            MISCELLANEOUS PROVISIONS

         Section 7.01   AMENDMENT.

         This Master Servicing Agreement may be amended from time to time by the parties hereto, provided that any amendment does not materially adversely affect the Securityholders as evidenced by a letter from the Rating Agencies that the amendment will not result in the downgrading, qualification or withdrawal of the rating then assigned to the Notes or an Opinion of Counsel (unless the Holders of Notes representing not less than 51% of the aggregate Note Principal Balance consents to such amendment).

         Section 7.02   GOVERNING LAW.

         THIS MASTER SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN THE PROVISIONS OF SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAWS), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 7.03   NOTICES.

         All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if when delivered to:

                  (a)      in the case of the RMBS Master Servicer or Securities
Administrator:

            Wells Fargo Bank, N.A.
            P.O. Box 98
            Columbia , Maryland 21046
            (or, in the case of overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland 21045) (Attention: Corporate Trust Services - AHMIT 2005-1), facsimile no.: (410) 715-2380, or such other address as may hereafter be furnished to the other parties hereto in writing;)

                  (b)      in the case of Rating Agencies:

            Standard & Poor's, a division of The McGraw-Hill Companies, Inc. 55 Water Street - 41st Floor
            New York, New York 10041
            Attention: Asset Backed Surveillance Group

            Moody's Investors Service, Inc.

            99 Church Street
            New York, New York 10007
            Attention:

                  (c)      in the case of the Owner Trustee, the Corporate Trust
Office: Wilmington Trust Company

            Rodney Square North
            1100 North Market Street
            Wilmington, Delaware 19890
            Attention: Corporate Trust Administration

                  (d) in the case of the Issuer, to American Home Mortgage Investment Trust 2005-1: c/o American Home Mortgage Securities LLC

            520 Broadhollow Road
            Melville, New York 11747
            Attention: General Counsel

                  (e) in the case of the Indenture Trustee: its Corporate Trust Office or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Noteholder shall be given by first class mail, postage prepaid, at the address of such Noteholder as shown in the Note Register. Any notice so mailed within the time prescribed in this Master Servicing Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder receives such notice. Any notice or other document required to be delivered or mailed by the Indenture Trustee to the Rating Agencies shall be given on a reasonable efforts basis and only as a matter of courtesy and accommodation and the Indenture Trustee shall have no liability for failure to deliver such notice or document to the Rating Agencies.

         Section 7.04   SEVERABILITY OF PROVISIONS.

         If any one or more of the covenants, agreements, provisions or terms of this Master Servicing Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Master Servicing Agreement and shall in no way affect the validity or enforceability of the other provisions of this Master Servicing Agreement or of the Notes or the rights of the Noteholders thereof.

         Section 7.05   THIRD-PARTY BENEFICIARIES.

         This Master Servicing Agreement will inure to the benefit of and be binding upon the parties hereto, the Noteholders, the Issuer, the Owner Trustee, the Depositor and any of its officers and directors, the Indenture Trustee and their respective successors and permitted assigns. Except as otherwise provided in this Master Servicing Agreement, no other Person will have any right or obligation hereunder. The Indenture Trustee shall have the right (but not the obligation) to exercise all rights of the Issuer under this Agreement. The Depositor and its officers and directors (in their corporate or individual capacity) shall have the right to bring an action against any party hereto as it relates to a failure of such party to comply with its obligations under Section 4.06 of this Master Servicing Agreement.

         Section 7.06   COUNTERPARTS.

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 7.07   EFFECT OF HEADINGS AND TABLE OF CONTENTS.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 7.08   TERMINATION.

         The respective obligations and responsibilities of the RMBS Master Servicer and the Issuer created hereby shall terminate upon the satisfaction and discharge of the Indenture pursuant to Section 4.10 thereof.

         Section 7.09   No Petition.

         The RMBS Master Servicer, solely in its capacities as RMBS Master Servicer and Securities Administrator and not in its individual or corporate capacity, by entering into this Master Servicing Agreement, hereby covenants and agrees that it will not at any time institute against the Issuer, or join in any institution against the Issuer, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations of the Issuer. This section shall survive the satisfaction and discharge of the Indenture by one year.

         Section 7.10   NO RECOURSE.

         The RMBS Master Servicer acknowledges that no recourse may be had against the Issuer, except as may be expressly set forth in this Master Servicing Agreement.

         Section 7.11   CONSENT TO JURISDICTION.

         The parties to this Master Servicing Agreement each hereby irrevocably submits to the nonexclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan in The City of New York in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, and all such parties hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York State or federal court and hereby irrevocably waive, to the fullest extent that they may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR

RELATING TO THIS MASTER SERVICING AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            IN WITNESS WHEREOF, the RMBS Master Servicer, the Issuer and the Indenture Trustee have caused this Master Servicing Agreement to be duly executed by their respective officers or representatives all as of the day and year first above written.

                                     WELLS FARGO BANK, N.A., as RMBS Master
                                     Servicer and Securities Administrator


                                     By:    /s/ Peter A. Gobell
                                        ----------------------------------------
                                     Name:  Peter A. Gobell
                                     Title: Vice President



                                     AMERICAN HOME MORTGAGE
                                     INVESTMENT  TRUST 2005-1, as Issuer

                                     WILMINGTON  TRUST  COMPANY,  not in its
                                     individual capacity, but solely as Owner
                                     Trustee


                                     By:    /s/ Heather L. Williamson
                                        ----------------------------------------
                                     Name:  Heather L. Williamson
                                     Title: Financial Services Officer



                                     DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                     not in its individual capacity but
                                     solely as Indenture Trustee


                                     By:    /s/ Nicholas Gisler
                                        ----------------------------------------
                                     Name:  Nicholas Gisler
                                     Title: Associate

                                    EXHIBIT A
                           RMBS MORTGAGE LOAN SCHEDULE
                                (FILED MANUALLY)

                                    EXHIBIT B
                           FORM OF REQUEST FOR RELEASE

DATE:

TO:

RE:REQUEST FOR RELEASE OF DOCUMENTS

In connection with your administration of the Mortgage Loans, we request the release of the Mortgage File described below.

Master Servicing Agreement ("Master Servicing Agreement") Dated:
Series #:
Account #:
Pool #:
Loan #:
Borrower Name(s):
Reason for Document Request: (circle one)Mortgage Loan Prepaid in Full
            Other
            Mortgage Loan Repurchased

Please          deliver          the           Mortgage          File         to

--------------------------------------------------------------------------------

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been deposited in the Securities Administrator Collection Account as provided in the Master Servicing Agreement."


--------------------------
[Name of RMBS Master Servicer]
Authorized Signature
******************************************************************************
TO INDENTURE TRUSTEE: Please acknowledge this request (if we so request), and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Master Servicing Agreement.

            Enclosed Documents: [ ]Promissory Note
            [ ] Primary Insurance Policy
            [ ]Mortgage or Deed of Trust
            [ ]Assignment(s) of Mortgage or Deed of Trust
            [ ]Title Insurance Policy
__________________________[ ]Other:
Name
__________________________
Title
__________________________
Date

                                   EXHIBIT C-1

                                    RESERVED

                                   EXHIBIT C-2

                           FORM OF CERTIFICATION TO BE
        PROVIDED TO RMBS MASTER SERVICER BY THE SECURITIES ADMINISTRATOR

                  Re: American Home Mortgage Investment Trust 2004-2 (the "Trust" or the "Issuer") Mortgage-Backed Notes, Series 2004-2

         I, [identify the certifying individual], a [title] of Wells Fargo Bank, N.A., as Securities Administrator of the Trust, hereby certify to [American Home Mortgage Servicing, Inc.][American Home Mortgage Securities LLC] and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

         1. I have reviewed the annual report on Form 10-K for the fiscal year [___], and all reports on Form 8-K containing distribution reports filed in respect of periods included in the year covered by that annual report, of the Issuer relating to the above-referenced trust;

         2. Based on my knowledge, the information in these distribution reports prepared by the Securities Administrator taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report; and

         3. Based on my knowledge, the distribution information required to be provided by the Securities Administrator under the Indenture is included in these distribution reports.

         Capitalized terms used but not defined herein have the meanings ascribed to them in Appendix A to the Indenture, dated March 23, 2005, among American Home Mortgage Investment Trust 2005-1, as issuer, Wells Fargo Bank, N.A. as securities administrator and Deutsche Bank National Trust Company, as indenture trustee.

                                        WELLS FARGO BANK, N.A., as Securities
                                        Administrator


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title: